Seasonality - Additional Information (Details)	6 Months Ended
Jun. 30, 2026
Seasonality [Abstract]
Explanation of seasonality or cyclicality of interim operations	To date, we have not experienced pronounced seasonality, but such fluctuations may have been masked by our historical growth and macroeconomic trends, including higher inflation. As the Group continues to grow, including the relative size of our markets, we expect to see additional seasonality effects, especially within the food retail channel, with revenue contribution from this channel tending to be linked with holiday season periods. For example, the Lunar New Year one week celebration occurring in the first quarter of the calendar year has resulted in lower volumes sold in Greater China and the rest of the Asia business compared to the remaining quarterly periods of the year.